Performance Commentary | 3rd Quarter 2021

Chang Suh, CFA, CEO and CIO

Michael Cook, CFA, FRM, Chief Portfolio Manager

October 22, 2021

Summary

•	Year-to-date, the AFL-CIO Housing Investment Trust (HIT) is outperforming the Bloomberg Barclays US Aggregate Bond Index (Barclays Aggregate or Benchmark) by 89 and 67 basis points (bps) on a gross and net basis, respectively. Through September, the HIT reported a gross return of -0.66% and a net return of -0.88% compared to the Benchmark’s -1.55%. [1]
•	HIT’s year-to-date returns have benefitted from strong performance by the portfolio’s superior credit quality, high coupon multifamily securities that provide investors with diversification away from Treasuries and corporate bonds. The HIT’s interest rate risk positioning relative to the Benchmark also helped returns as fixed income total returns are down for the year given higher interest rates.
•	The HIT has had a successful year of impact investing, committing $599.8 million to seventeen projects through September, including $117 million to three construction/substantial rehabilitation projects during the 3rd quarter. As of September 30, the HIT had 38 projects under construction. These construction investments drive fundamental value to the portfolio by enhancing its yield while also generating jobs and housing.
•	For the 3rd quarter of 2021, investment grade fixed income returns stagnated with the interest rate environment little changed. HIT delivered a return of -0.07% gross of fees and -0.15% net of fees.
•	The Benchmark returned 0.05% for the quarter. The HIT performance trailed its primary benchmark as Treasuries and agency fixed rate residential mortgage backed securities (MBS) outperformed. The HIT is strategically underweight to those sectors that make up two thirds of the Benchmark.
•	Agency multifamily MBS generated mixed performance to Treasuries for the quarter with FHA-insured construction to permanent securities spreads tightening as the market sourced higher returns and GSE-related agency multifamily MBS widening slightly.
•	Despite significant intra-quarter volatility on the long end of the yield curve, interest rates finished the quarter largely unchanged. The slope of the yield curve flattened as the market priced in tighter monetary policy with more future rate hikes by the Federal Reserve.
•	The HIT portfolio has superior credit quality and a yield advantage relative to the Barclays Aggregate with less interest rate risk. At quarter end, the HIT provided a yield advantage of 31 bps relative to the Barclays Aggregate and 49 bps to the AAA component of the Barclays Aggregate (AAA Index).

1 The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

2021 Q3 Portfolio Commentary

•	With inflation pressures rising given supply chain challenges and COVID variant effects on economic activity, future growth expectations have declined from previous elevated levels. Changes to fiscal and monetary stimulus could significantly impact the path of interest rates and risk asset prices, generating financial market volatility.

3rd Quarter Performance

Investment grade fixed income returns ended the quarter nearly unchanged despite elevated interest rate volatility. The HIT delivered a gross return of -0.07% and net return of -0.15% for the quarter, lagging the Barclays Aggregate’s 0.05% return. On a credit equivalent basis, HIT returns trailed the AAA Index which returned 0.08% for the quarter. Relative performance for 2021 year-to-date has been strong as the HIT returned -0.66% on a gross basis and -0.88% net, compared to -1.55% for the Barclays Aggregate and -1.66% for the AAA Index, outperforming by 89 and 101 bps, respectively on a gross basis.

The AAA Index represents the AAA Component of the Bloomberg Barclays US Aggregate Bond Index.

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

As the interest rate curve flattened with small changes in yields across tenors, equity market returns also stalled and were essentially flat for the quarter. HIT relative performance benefitted from the portfolio’s superior credit quality as lower credit investments underperformed. Higher coupon FHA-insured permanent multifamily securities the HIT specializes in performed well in this environment as spreads generally tightened to Treasuries driven by strong market demand. Moreover, their performance exceeded corporate credit, which the HIT does not hold and was the worst performing major sector in the Benchmark.

Ultimately, HIT’s relative performance lagged the Benchmark due to the HIT’s structural overweight to spread products which generally trailed Treasuries as swap spreads widened. Furthermore, the HIT

2021 Q3 Portfolio Commentary

portfolio is underweight Treasuries and agency residential MBS, which make up two thirds of the Benchmark asset allocation and were the two best performing sectors in the Barclays Aggregate. Agency residential MBS bounced back from poor performance throughout the first half of 2021 and was the best performing sector in the Benchmark on both an absolute and excess return basis.

Positive contributions to HIT’s 3rd quarter relative performance vs. Barclays Aggregate included:

•	The HIT portfolio’s ongoing yield advantage over the Barclays Aggregate.
•	Performance by agency-insured multifamily permanent MBS in the HIT’s portfolio as nominal spreads to Treasuries tightened. FHA/Ginnie Mae permanent loan certificates (PLC) tightened to Treasuries by approximately 7 bps. The HIT had an average allocation of 10.6% to PLCs while the Benchmark has none.
•	The portfolio’s underweight to corporate bonds, the worst performing major asset class in the Barclays Aggregate on an excess return basis. Corporates produced an excess return of -15 bps for the third quarter of 2021. The HIT does not invest in corporate bonds, whereas the Benchmark had an average allocation of 26.3% during the quarter.
•	The portfolio’s overweight to the highest credit quality sector (i.e. AAA-rated) of the investment grade universe, whose excess returns were the highest among the four credit ratings buckets (AAA, AA, A and BBB) of the Barclays Aggregate. Those returns were 1, -15, -25, and -12 bps, respectively. The HIT has an overweight with respect to the Benchmark in high credit quality investments. Approximately 91.7% percent of the HIT portfolio was AAA-rated or carried a government or GSE guarantee during the third quarter of 2021, compared to 71% of the Benchmark.
•	The portfolio’s short relative duration versus the Benchmark as rates sold off across most of the curve. See “The Yield Curve – Treasuries” below.

Negative impacts to HIT’s 3rd quarter relative performance included:

•	Performance by some agency multifamily MBS in the HIT’s portfolio as spreads widened to Treasuries in the third quarter. Spreads for Ginnie Mae construction/permanent loan certificates (CLC) widened by 3 bps. Fannie Mae Delegated Underwriting and Servicing (DUS) security spreads widened on longer maturity fixed-rate structures, with the benchmark 10/9.5s widening by approximately 7 bps. The HIT had 8.0% of its portfolio in fixed-rate single-asset CLCs and 24.6% in fixed-rate single-asset DUS securities of various structures on average during the quarter, while there were no such securities in the Barclays Aggregate.
•	The portfolio’s underweight to agency-insured, fixed-rate single family MBS, the best performing major asset class in the Benchmark on an excess return basis with a 3-bps excess return for the quarter. During the quarter, the portfolio had an average allocation to the sector of 11.0% compared to 27.3% for the Barclays Aggregate.
•	The portfolio’s overweight to spread assets as spreads widened during the third quarter of 2021. Two-, 5-, 7-, and 10-year spreads widened by approximately 2.5, 1, 3 and 5 bps, respectively.
•	Performance by Ginnie Mae REMIC structures, which widened 6 bps in nominal spread during the quarter. The HIT had a 14.1% average allocation to Ginnie Mae REMICs during the period, while the Benchmark has none.

2021 Q3 Portfolio Commentary

Fundamentals September 30, 2021	HIT	Barclays	AAA Index		HIT	Barclays	AAA Index
CREDIT PROFILE				YIELD
US Government/Agency/AAA/Cash	92.0%	71.3%	100.0%	Current Yield	2.53%	2.37%	2.00%
				Yield to Worst	1.82%	1.51%	1.33%
INTEREST RATE RISK				CALL RISK
Effective Duration	6.13	6.43	5.96	Call Protected	82%	73%	62%

Market Overview

Fixed income and equity markets experienced elevated price volatility over the quarter as the macro economic outlook continued to shift, while yields and S&P valuations remained relatively unchanged. Risk asset performance stalled throughout the third quarter as higher inflation and the Delta variant wave drove future growth expectations lower for the US. Continued supply chain challenges that began earlier in 2021, combined with higher commodity prices, manifested into elevated inflation pressures. The Federal Reserve’s growth forecast for 2021 decreased to 5.9% GDP versus 7.0% as of June. The FOMC moved up its inflation forecast to 3.7% for 2021 from 3.0% and acknowledged that at least part of the rise in inflation may not be transitory. The Federal Reserve kept monetary policy accommodative in the third quarter, however, they discussed the possibility of future tapering and raising interest rates at a faster pace given the sustained economic recovery throughout 2021.

Over the third quarter, the S&P 500 increased 0.2%, the interest rate curve was marginally flatter with the 10-year rate only increasing 2 bps, and investment grade credit spreads moved just 4 bps wider. Total returns across fixed income ended close to flat but slightly positive and relative sector performance did not differ considerably. Agency residential MBS bounced back and was the best performing sector in the Benchmark on both an absolute and excess basis, yet only returned 0.10% on absolute terms and +3 bps of excess return. CMBS was the worst performing sector in the benchmark on an absolute basis with a -0.03% return, while corporates had the worst excess return at -15 bps. The duration of the Barclays Aggregate continues to increase to new records with issuance for long term financing from both the Treasury and corporations.

The Yield Curve - Treasuries

Despite intra-quarter volatility, interest rates were largely unchanged quarter over quarter. The yield curve flattened as long-term interest rates decreased by approximately 4 bps while short-term rates increased by approximately 3 bps. Interest rates stalled throughout the third quarter after their move higher in the first half of 2021. The Fed also increased their forecast to three and a half hikes to the fed funds target rate through 2023, from two projected hikes previously.

2021 Q3 Portfolio Commentary

•

The 10- and 30-year US Treasury bonds closed the third quarter at 1.49% and 2.04%, respectively. During the quarter, the 2-, 5-, and 10-year rates increased by 3, 7, and 2 bps respectively, while the 30-year rate decreased by 4 bps.

•

The Federal Reserve’s balance sheet continues to reach new record levels and now stands at $8.5 trillion or 38% of US GDP. The Fed is still making monthly purchases of $80 billion in Treasury asset and $40 billion in MBS (net) to support economic growth via lower interest rates.

Investment Grade Spreads: Multifamily

Agency multifamily performance was mixed in the third quarter as the sector benefitted from marginally higher absolute yields driving bank demand, but issuance in certain sectors pressured spreads wider. With banks activily investing, permanent FHA/Ginnie Mae multifamily spreads to Treasuries tightened outperforming corporate bonds and Treasuries. Fannie Mae multifamily DUS MBS underperformed as spreads widened despite the tightening in other mortgage-related sectors.

•	GSE-related multifamily securities experienced some softening in spread to Treasuries as interest rates sank at the beginning of the quarter, bringing supply to the market as borrowers rushed to lock in lower rates, which in turn pushed spreads wider.
•	FHA-insured multifamily permanent MBS experienced tightening in nominal spread performance during the quarter, while FHA-insured construction-related spread performance was essentially unchanged. FHA-insured construction-related MBS spreads remain attractive as most other spread markets, specifically credit-equivalent corporate credit, are near historic valuations. Construction-related securities continue to offer the widest yield spread of any agency MBS product (as shown on the chart), giving investors an opportunity to enhance risk-adjusted income without sacrificing credit quality.
•	Fundamental performance of the HIT portfolio remains solid with less than 0.1% of our assets 60+ days delinquent and zero loans in forbearance. In late September, the Federal Housing

2021 Q3 Portfolio Commentary

Finance Agency (FHFA) announced that Fannie Mae and Freddie Mac will continue to offer COVID-19 forbearance to qualifying multifamily property owners as needed, subject to the continued tenant protections FHFA has imposed during the pandemic. This is the fourth extension of the programs, which were set to expire September 30, 2021. Approximately 89% of HIT’s portfolio is backed by federally insured loans or have other federal guarantees.

Market Outlook

The US economy is experiencing one of its best years of GDP growth in decades coming out of the pandemic, however supply chain issues and the emerging Delta variant have tempered future growth expectations from previous record projections. The Federal Reserve has remained highly accommodative throughout 2021 so far, however market participants expect a formal announcement regarding asset purchase tapering by the end of 2021. Although unemployment has improved from 6.7% to 4.8%, millions remain out of work from before the pandemic as the labor market has yet to hit full employment. The expiration of federal unemployment benefits risks reduced consumption, potentially jeopardizing economic activity. With consumer and wholesale prices rising, inflation measures continue to increase to levels well above the FOMC’s objective of an average of 2%. Supply chain issues, along with significantly higher commodity prices, have pressured broad consumer goods and services prices higher. Given the improving labor market and persistent inflation pressures, the Fed’s sentiment on future policy has recently skewed hawkish with the market expecting the first rate hike mid-2022.

Despite the optimism, uncertainty in the outlook cannot be ignored as the permanent effects from the pandemic are still unknown. Inflation expectations could remain elevated, exceeding Federal Reserve’s goals and leading to a shift in monetary policy. The path of interest rates could be volatile given the possibility of FOMC tapering and historic valuations across equity and credit markets. However, the level of rates will likely remain low by historical standards.

The HIT should be well-positioned to weather any potential financial market and economic shock with a fundamentally sound portfolio of high credit quality and liquid assets, providing capital preservation, attractive risk-adjusted income, and diversification from near record high valuations in corporate credit. Our yield advantage should benefit returns in the future while we manage the portfolio with less interest rate risk than the Benchmark.

Affordable and workforce housing development will remain an essential stimulus to the economy as the lingering housing crisis and permanent damage to the economy weigh on low income households. The HIT remains focused on identifying and building a strong pipeline of opportunities in credit-enhanced construction-related multifamily investments. These investments, which generate attractive yield spreads over historically low Treasury rates and offer multiple structures for both construction and permanent financing, are what set the HIT apart from traditional fixed income managers.

2021 Q3 Portfolio Commentary

Market Data

Third Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
US Treasuries	0.09%	0	7.06
Agencies	0.08%	0	4.01
Single family Agency MBS (RMBS)	0.10%	3	4.62
Corporates	0.00%	-15	8.71
Commercial MBS (CMBS)	-0.03%	-3	5.11
Asset-backed securities (ABS)	0.05%	3	2.26
Source: Bloomberg L.P.
Change in Treasury Yields
Maturity	6/30/21	9/30/21	Change
3 Month	0.041%	0.033%	-0.008%
6 Month	0.046%	0.046%	0.000%
1 Year	0.066%	0.068%	0.002%
2 Year	0.249%	0.276%	0.027%
3 Year	0.460%	0.508%	0.048%
5 Year	0.889%	0.965%	0.075%
7 Year	1.236%	1.285%	0.049%
10 Year	1.468%	1.487%	0.019%
20 Year	2.018%	1.988%	-0.030%
30 Year	2.086%	2.045%	-0.041%
Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2021 Q3 Portfolio Commentary

Portfolio Data as of September 30, 2021

Net Assets	$7,031.02 million
Portfolio Effective Duration	6.13 years	Convexity	0.19
Portfolio Average Coupon	2.63%	Maturity	10.51 years
Portfolio Yield to Worst[1]	1.82%	Portfolio Current Yield[1]	2.53%
Number of Holdings	935	Average Price[2]	104.33

Sector Allocations: 3

Multifamily MBS	77.27%	CMBS – Agency Multifamily*	70.91%
Agency Single-Family MBS	11.38%	Agency Single-Family MBS	11.38%
US Treasury	4.70%	US Treasury Notes/Bonds	4.70%
AAA Private-Label CMBS	1.22%	State Housing Permanent Bonds	4.80%
Multifamily Direct Const. Loans	3.48%	State Housing Construction Bonds	2.79%
Cash & Short-Term Securities	1.94%	Direct Construction Loans	3.48%
		Cash & Short-Term Securities	1.94%
		*Includes multifamily MBS (59.63%), MF Construction MBS (10.06%), and AAA Private-Label CMBS (1.22%).
Quality Distribution: [3]		Geographical Distribution of Long-Term Portfolio:[4]
US Government or Agency	86.76%
AAA	3.28%	East	17.43%
AA	4.55%	Midwest	23.71%
A	0.00%	South	12.67%
Not Rated	3.48%	West	7.91%
Cash	1.94%	National Mortgage Pools	38.28%

Portfolio Duration Distribution, by Percentage in Each Category: [3]				Maturity Distribution based on average life:
Cash	1.94%	5-5.99 years	14.51%	0 – 1 year	2.97%
0-0.99 years	13.38%	6-6.99 years	8.13%	1 – 2.99 years	12.22%
1-1.99 years	3.62%	7-7.99 years	6.18%	3 – 4.99 years	22.30%
2-2.99 years	8.39%	8-8.99 years	6.61%	5 – 6.99 years	29.49%
3-3.99 years	8.33%	9-9.99 years	8.02%	7 – 9.99 years	20.50%
4-4.99 years	12.52%	Over 10 years	8.37%	10 – 19.99 years	7.99%
				Greater than 20 years	4.51%

[1] The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

[2] Portfolio market value weighted by current face.
[3] Based on total investments and including unfunded commitments.
[4] Excludes cash and short-term equivalents, US Treasury and agency securities.